UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

Independence Contract Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36590	37-1653648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11601 North Galayda Street

Houston, TX 77086

(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 598-1230

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Retirement Agreement

In connection with Mr. Jacob’s retirement, the Company and Mr. Jacob entered into a Retirement Agreement on June 9, 2016 (the “Retirement Agreement”), setting for certain terms and conditions governing Mr. Jacob’s retirement. Under the terms of the Retirement Agreement, Mr. Jacob’s retirement will be effective on the Retirement Date, and the Company has agreed to make certain retirement benefits available to Mr. Jacob, including a cash retirement payment of approximately $1.5 million to be paid in one lump sum on January 2, 2017 and accelerated vesting of outstanding equity awards.

The foregoing description of the Retirement Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Retirement Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing Mr. Jacob’s retirement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events

Retirement and Resignation of Edward S. Jacob, III

On June 10, 2016, Independence Contract Drilling, Inc. (the “Company”) and Edward S. Jacob, III, President and Chief Operating Officer of the Company, announced Mr. Jacob’s retirement as an officer of the Company effective June 30, 2016 (the “Retirement Date”). The Company and Mr. Jacob also announced his resignation as director of the Company effective on the Retirement Date.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Retirement Agreement dated June 9, 2016, by and between Independence Contract Drilling, Inc. and Edward S. Jacob, III.

99.1	Press Release Issued June 10, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Contract Drilling, Inc.

Date: June 10, 2016	By:	/s/ Philip A. Choyce
	Name:	Philip A. Choyce
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Retirement Agreement dated June 9, 2016, by and between Independence Contract Drilling, Inc. and Edward S. Jacob, III.

99.1	Press Release Dated June 10, 2016